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                                                                    EXHIBIT 13.1

                           INNOVA, S. DE R.L. DE C.V.

              SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Alexandre Moreira Penna da Silva, the Chief Executive Officer of Innova, S. de R.L. de C.V. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Company's annual report on Form 20-F for the fiscal year ended December 31, 2003, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2004

                                           /s/ Alexandre Moreira Penna da Silva
                                           -------------------------------------
                                           Alexandre Moreira Penna da Silva
                                           Chief Executive Officer